UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 9, 2005

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 2, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On December 9, 2005, our Board of Directors appointed Mr. Raymond Pollard to the Board of Directors.

RAYMOND W. POLLARD has worked for more than 30 years in the automotive and forging industries and has held positions of engineering management, manufacturing operations management, supplier development, contract negotiations, strategic alliance development, quality and logistics management and purchasing.  Mr. Pollard is currently the Executive Director of Supplier development and Strategic Alliances for General Motors Corporation’s Fuel Cell Activity.  Mr. Pollard has a B.S. degree in Manufacturing Engineering and Business from Utah State University and is a veteran of the Vietnam War.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	December 13, 2005

		By:	/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer